SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------


                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 24, 1999




                             TALK VISUAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                              LEGACY SOFTWARE, INC.
            (Former Exact Name of Registrant as Specified in Charter)


            Delaware                     0-28330           95-4561156
(State or Other Jurisdiction of       (Commission         (IRS Employer
        of Incorporation)             File Number)     Identification No.)



                           One Canal Park - 3rd Floor
                         Cambridge, Massachusetts 02142
                    (Address of Principal Executive Offices)


                      5757 W. Century Boulevard, Suite 700
                          Los Angeles, California 90045
                 (Former Address of Principal Executive Offices)


                                 (617) 679-0300
                         (Registrant's Telephone Number)


                                 (310) 348-7266
                     (Registrant's Former Telephone Number)

On March 11, 1999, the company filed a Form 8-K which contained the text of previously filed Form 8-K in place of the text which the company intended to file. The text which the company intended to file in its March 11, 1999 Form 8-K follows.

ITEM 2.                ACQUISITION AND DISPOSITION OF ASSETS
                       ---------------------------------------


         On February 24, 1999 Talk Visual Corporation ("TVC"), formerly Legacy Software, Inc., purchased a 22,622 square foot piece of commercial property located at 1261 Kennedy Road, Toronto (Scarborough), Ontario, Canada (the "Property") through its wholly owned Canadian subsidiary, The Ontario International Property Corporation ("TOIPC") from Helmsbridge Holdings Limited, the beneficial owner thereof - the registered owner being Kennedy Commercial Corp., both Canadian corporations (the "Seller(s)") for the purchase price of $1,935,696 USD ($2,950,000 CDN) at an agreed upon exchange rate of $1.524 CDN to $1.00 USD. Mr. Anthony Heller, President , Treasurer, a Director and sole stockholder of Kennedy Commercial Corp. owns 60,000 shares (1.7%) of the outstanding Common Stock of TVC. The transaction is more fully described in Exhibit A of this Form 8-K.

         The purchase was paid by the issuance of 975,000 shares (the "Preference Shares") of Preferred Stock, $.001 USD par value of TVC valued at $975,000 USD and the assumption of a first mortgage on the Property in the amount of $935,450 USD ($1,422,298 CDN). The Property has been appraised at $1,854,000 USD ($2,825,000 CDN).

         The Preference Shares, as more fully described in Exhibit B of this Form 8-K, are designated as Class A Preferred Stock, Series 1999-A, having a stated value of $975,000 USD ($1.00 USD per share), are non voting, and pay a cumulative dividend of $0.095 USD per share, payable in arrears monthly in Canadian Dollars at a fixed exchange rate of $1.524 CDN to $1.00 USD. The stock may be redeemed by TVC at any time at $1.15 USD and may be converted by stock holders into Common Stock of TVC at the conversion rate of the lesser of $3.25 USD per share or the average of the lowest three day closing prices for the TVC Common Stock during the 25 trading days prior to the conversion date. The conversion privilege expires on February 19, 2002. In the event that TVC does not register the underlying common stock within eight months of the closing date, or the common stock of TVC is not listed or quoted on the NASDAQ/Small Cap Market or other national securities exchange at that time, then TVC is required to pay to the Seller the sum of $100,000 USD.

         The first mortgage on the Property is payable to The Manufacturers Life Insurance Company and bears interest at 7.06%, under a sixty month term with a 240 month amortization. The mortgage has a maturity date of February 1, 2002. The monthly payment is $7,600 USD ($11,583 CDN).

         The Property consists of four general retail locations ranging from 4,744 square feet to 6,202 square feet operating under leases that expire on various dates ranging from June 30, 1999 to February 28, 2001. The current gross annual rent is $187,415 USD ($285,621 CDN). The Seller has granted a minimum net annual rent guarantee for the year following the closing of $ 92,927 USD ($141,620 CDN). The net guarantee is defined as gross rents, less common area maintenance, insurance, property taxes, management fees and the interest portion of debt service. It is the intent of TOIPC to continue to operate the property as a general retail location. TOIPC and Kennedy Commercial Corp. have entered into a Property Management Agreement, as more fully described in Exhibit C to this Form 8-K, under which Kennedy Commercial Corp. will provide management services for the Property for an annual fee of $5,000 USD.

         The Pro Forma schedule reflecting the acquisition of the Property by TVC and a Pro Forma schedule of operating income and expenses for the Property are contained in Schedule A of this Form 8-K.

ITEM 5.                           OTHER EVENTS
                                  ------------
         The Board of Directors of Legacy Software, Inc. (LGCYC) NASDAQ/Small Cap Market unanimously agreed to change the name of the corporation to Talk Visual Corporation (TVCPC) NASDAQ/Small Cap Market, effective March 1, 1999. The new CUSIP number is 874266 10 9. Legacy Software, Inc. has entered into a written merger agreement with Videocall International Corporation with stockholder approval of the transaction expected before the end of April 1999. While the prior business of Legacy has been computer software, following the merger Legacy will continue the business of Videocall International Corporation in international video-telecommunications. The new corporate name therefore more accurately reflects the continuing business developments of the company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 10, 1999                                    TALK VISUAL CORPORATION




                                                  By: __________________________
                                                      C. Harold Snyder
                                                      Chief Financial Officer

ITEM 7.                   FINANCIAL STATEMENTS AND EXHIBITS
                          ----------------------------------

SCHEDULE A.              TALK VISUAL CORPORATION - Pro Forma
               Schedule reflecting the acquisition of the Property


                             TALK VISUAL CORPORATION
                                  BALANCE SHEET
                           PRELIMINARY 1999 UNAUDITED

                                     ASSETS

                                                             January
                                                              1999
                                                              ----
                                                           (Unaudited)
Current assets
         Cash and cash equivalents                         $1,780,429
         Accounts receivable, net of allowances
                  for doubtful accounts of $12,500             26,147
         Inventory                                              8,029
         Other receivables                                    270,399
                                                           ----------
         Total current assets                               2,085,004

Product development costs, net                                300,000
Land, building, property and equipment, net                 1,945,196
Other assets                                                   90,610
Investment in production joint venture                         22,564
                                                           ----------
Total assets                                               $4,443,374
                                                           ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
         Accounts payable                             $    102,794
         Accrued expenses                                    6,972
         Current portion payable to former
                  co-development partner                   100,000
         Notes payable and current portion of
                  long term debt                           147,066
                                                      ------------

Total current liabilities                                  356,832
                                                      ------------

Long-term debt, net of current portion                   1,003,724

Commitments

Stockholders' equity
         Preferred Stock, par value $.001 per
      share, 5,000,000 shares authorized;
      975,000 issued and outstanding                           975

         Common Stock, par value $.001 per
      share, 10,000,000 shares authorized;
      3,734,435 shares issued and outstanding                3,734

         Additional paid in capital                     11,002,785
         Accumulated deficit                            (7,924,676)
                                                      ------------
                  Total stockholders' equity             3,082,818
                                                      ------------

Total liabilities and stockholders' equity            $  4,443,374
                                                      ============

                 THE ONTARIO INTERNATIONAL PROPERTY CORPORATION
              A WHOLLY OWNED SUBSIDIARY OF TALK VISUAL CORPORATION
                         SCHEDULE OF INCOME AND EXPENSES
                   1261 KENNEDY ROAD, TORONTO, ONTARIO, CANADA


                                                                    Pro Forma
                                                  1998                 1999
                                             CDN       USD         CDN          USD
                                        ---------------------   ----------------------


Income
      Toronto Beds and Bedrooms, Inc.   $  85,830  $  56,467    $  85,830  $  56,467
      Telecity Electronics                 59,469     39,124       71,478     47,025
      Curtainview Distributors and
           Manufacturers, Inc.             77,927     51,268       77,927     51,268
      Unigraph, Inc.                          -0-        -0-       35,580     23,408
      Utility Room                          4,812      3,166
                                          ---------  ---------    ---------  ---------

                                          228,038    150,025      270,815    178,168

Expenses
  Common area maintenance                 117,336     77,195      123,203     81,055
    Maintenance billed to tenants        (117,336)   (77,195)    (130,803)   (86,055)
  Interest                                102,895     67,694       98,234     64,628
  Property management fee                                           7,600      5,000
                                          ---------  ---------    ---------  ---------
                                          102,895     67,694       98,234     64,628

Net income                                125,143     82,331      172,581    113,540

Principal payment on debt                  38,036     25,024       40,762     26,817
                                          ---------  ---------    ---------  ---------

Cash flow                               $  87,107  $  57,307    $ 131,819  $  86,723


EXHIBIT A.                     PURCHASE AGREEMENT

                              LEGACY SOFTWARE, INC.
                                Cambridge Office


January 27, 1999

Kennedy Commercial Corp.
202 - 3845 Bathurst Street
Toronto, Ontario
M3H 3N2

- and -

Helmsbridge Holdings Limited
3845 Bathurst Street
202 - 3845 Bathurst Street
Toronto, Ontario
M3H 3N2

Attention: Mr. Anthony Heller

Dear Sirs:

Re: The purchase of the real property known municipally as 1261 Kennedy Road, Toronto, Ontario ( the "Property")

Subject to the preparation and execution of mutually agreed legal documentation (the "Agreements"), and subject to the terms and conditions set out herein, Legacy Software, Inc. ("Legacy"), through its wholly owned Canadian subsidiary, The Ontario International Property Corporation ("TOIPC") hereby agrees to purchase the Property from Helmsbridge Holdings Limited (the "Vendor") who is the beneficial owner thereof - the registered owner being Kennedy Commercial Corp. ("Kennedy"), a bare trustee for the Vendor.

I.   Purchase Price

The Purchase Price shall be Two Million Nine Hundred and Fifty Thousand Canadian Dollars ($2,950,000.00 CDN) payable as follows:

a. Upon execution of this agreement, Legacy shall pay a deposit of Ten Canadian Dollars ($10.00 CDN.) to the Vendor;

b. Subject to the usual adjustments to the Purchase Price, Legacy shall pay a further sum of $25,000.00 USD (being $38,100.00 CD. based on an agreed conversion rate of $1.524 USD to $1.00 CD.) to the Vendor at Closing;

c. TOIPC will assume an existing first mortgage on the Property in favour of The Manufacturers Life Insurance Company, having an approximate principal balance of $1,425,626.00 CD.;

d. Subject to usual adjustments to the Purchase Price, the balance of the Purchase Price will be paid by the transfer by TOIPC to the Vendor of 975,000 Preference Shares of Legacy (the "Preference Shares") having the following attributes:

                  i. The stated capital of the Preference Shares shall in the aggregate be $975,000.00 USD (based on an agreed conversion rate of $1.524 CD. to $1.00 U.S.).

                 ii. In the event of the dissolution, liquidation or winding-up of Legacy, or in the event of any other distribution of assets of Legacy among its shareholders for the purpose of winding up its affairs, the Vendor shall be entitled to receive from the assets and property of Legacy, for each Preference Share held by the Vendor, a sum equivalent to the result obtained when the amount in the stated capital account for the Preference Shares is divided by the number of issued and outstanding Preference Shares together with all declared and unpaid preferential cumulative cash dividends thereon, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any other class of Legacy stock.

                iii. The Preference Shares shall entitle the Vendor to receive, in priority to the holders of any other class of Legacy stock, and Legacy shall pay thereon, an annual cumulative preferential dividend on each Preference Share equal to 9.5% of the stated capital of such share; which dividend shall be paid by Legacy in twelve equal monthly installments, on the first day of each and every month in Canadian dollars (at an agreed upon exchange rate of $1.524 CD. to $1.00 U.S.).

                 iv. The Preference Shares shall have conversion rights and further rights of redemption as hereinafter set forth.

There shall be no other adjustments to the Purchase Price, other than usual adjustments respecting property taxes, mortgage interest, prepaid rents, hydro, and similar operating expenses for the Property.


II.      Representations and Warranties of the Vendor and Kennedy

The Agreements shall contain such representations and warranties as to the corporate status of the Vendor and Kennedy, the environmental and financial status of the Property, the encumbrances on the Property, litigation and other matters which the solicitor for Legacy and TOIPC shall reasonably request.


III.     Representations and Warranties of TOIPC and Legacy

The Agreements shall contain such representations and warranties as to the corporate and regulatory status of TOIPC and Legacy and other matters which the solicitor for the Vendor and Kennedy shall reasonably request.


IV.      Negative Covenants of TOIPC

So long as the Vendor holds any of the Preference Shares, TOIPC shall not do any of the following, without the express written approval of the Vendor:

         a.       further encumber the Property;

         b.       engage in any other business or purchase any other property;

         c. provide financial assistance, whether by loan, guarantee or otherwise, to any person or corporation;

         d. issue any shares in the capital of TOIPC or any securities, rights, warrants or options convertible into or exchangeable for or carrying the right to subscribe for shares in the capital of TOIPC;

         e.       merge with,  acquire or amalgamate with any other corporation;
                  or

         f.       sell or otherwise dispose of the Property.


V.       Negative Covenants of Legacy

So long as the Vendor holds any of the Preference Shares, Legacy shall not sell or otherwise dispose of any of its shares of TOIPC without the express written approval of the Vendor.


VI.      Closing Date

The Closing Date shall be February 19, 1999, or such other date as the parties agree to, time being of the essence.


VII.     Preference Share Conversion Rights

Subject only to the rights of conversion as hereinafter set forth, the transfer of the Preference Shares shall be restricted in that no such shares shall be transferable without the prior consent in writing of the Legacy board of directors.

For a period of three years from the Closing Date hereunder the Vendor shall have the right to convert all or any part of the Preference Shares into shares of Legacy common stock at a conversion price equal to the lesser of $3.25 per share or the lowest non-consecutive three day average closing bid price of Legacy common stock listed and traded on the NASDAQ/Small Cap Market, or such other national securities exchange on which the Legacy stock is listed, for the 25 day period prior to the conversion date.


VIII.    Registration of the Legacy Common Stock

As soon as practicable after the completion of the transaction hereunder, Legacy shall file a registration statement with the United States Securities and Exchange Commission in which the shares of Legacy common stock to be issued to the Vendor upon exercise of its conversion rights as set out herein (the "Conversion Stock"), shall be registered for resale.

In the event that:

          a. the Conversion Stock has not been registered for resale by the registration of an effective registration statement on or before the date which is eight (8) months from the Closing Date, or

b. on the date which is eight (8) months from the date of Closing Date, the common stock of Legacy is not listed and traded on the NASDAQ / Small Cap Market or such other national securities exchange of equal or greater stature, then Legacy shall pay to the Vendor, as liquidated damages for breach of covenant by Legacy and not as a penalty, the sum of $100,000.00 USD.

IX.      Redemption Rights

Legacy shall have the right to redeem, at any time or from time to time, upon twenty (20) business days notice, any outstanding Preference Shares at a redemption price per Preference Share equal to the stated capital of each such share, plus any outstanding dividends thereon, plus a redemption premium equal to 15% of the stated capital of each such share; provided however, that if the Vendor converts any Preference Shares within fifteen (15) business days of the date of the notice of redemption, the notice of redemption shall be void in respect of the shares so converted.


X.       Other Conditions on Legacy Shares

The Vendor acknowledges that the stock of Legacy will be subject to the rules and regulations of the United States Securities and Exchange Commission, and of the NASDAQ/Small Cap Market and the Vendor agrees to be bound by these rules.

For a period of two years after the Closing Date, the Vendor shall vote any shares of Legacy issued to the Vendor upon conversion of the Preference Shares which remain registered in the name of the Vendor, in accordance with the direction received from the management of Legacy.


XI.      Property Management

The parties agree to enter into a management agreement, on or before the Closing Date, pursuant to which TOIPC shall engage the services of the Vendor as a property manager for the Property, at a remuneration equal to $7,600.00 CD. per annum, payable monthly, on the first day of each and every month during the term thereof. The management agreement will be in form satisfactory to TOIPC, the Vendor and their counsel (acting reasonably), and shall not expire before the earlier of (a) three years from Closing Date, or (b) the date on which the Vendor no longer holds any Preference Shares.


XII.     Closing Deliveries by the Vendor and Kennedy

The Vendor and Kennedy covenant and agree that at Closing, they will deliver the following to TOIPC, in form satisfactory to TOIPC and its counsel (acting reasonably):

         a.       a Deed/Transfer of Land in registrable form;

         b. a statutory declaration of the Vendor respecting Section 116 of the Income Tax Act (Canada);

         c.       all keys relevant to the operation of the Property;

         d.       a statement of adjustments;

         e. an undertaking from Anthony Heller to provide a discharge of the $900,000.00 collateral second mortgage on the Property in favour of Royal Bank of Canada;

         f. the Vendor's undertaking to re-adjust any item on or omitted from the statement of adjustments;

         g.       a  certificate  of the Vendor in which the Vendor and  Kennedy
                  make  those   representations  and  provide  those  warranties
                  referred to in Article II above;

         h.       certificates   from  each  of  the  tenants  of  the  Property
                  confirming the details of their tenancies;

         i. a certificate of the Vendor certifying as to the extent and length of the Vendor's possession of the Property and as to such other matters relating to the Vendor's possession of the Property; and

         j. such further documentation relating to the completion of the transaction contemplated hereunder as shall be (i) otherwise referred to herein; (ii) requested by the TOIPC or TOIPC's solicitor, acting reasonably; (iii) required by law and/or any government authority; or (iv) the usual practice of a purchaser's solicitor in the Province of Ontario to request in completing purchase transactions involving Ontario commercial properties.


XIII.    The Preference Shares

At Closing TOIPC shall transfer the Preference Shares to the Vendor, together with a certificate of designation and an opinion of U.S. counsel in form which is acceptable to the Vendor and its counsel (acting reasonably). At Closing TOIPC and Legacy shall also deliver to the Vendor such further documentation relating to the completion of the transaction contemplated hereunder as shall be
(i) otherwise referred to herein; (ii) requested by the Vendor or the Vendor's solicitor, acting reasonably; (iii) required by law and/or any government authority; or (iv) the usual practice in respect of the private placement of securities.

XIV.     At Risk

The Property shall be and remain until Closing at the risk of the Vendor.


XV.      Title to Property

TOIPC shall have until the Closing Date to examine title to the Property at its own expense. TOIPC agrees to accept the Property subject to any encumbrance permitted hereunder. If prior to closing TOIPC shall furnish the Vendor in writing with any valid objection to title, which the Vendor shall be unable or unwilling to remove and which TOIPC will not waive, this Agreement shall, notwithstanding any intermediate acts or negotiations in respect of such objection, be null and void and all purchase monies paid shall be returned by the Vendor to TOIPC, and the Vendor shall not be liable for any costs, damages or expenses.


XVI.     Goods and Services Tax

The parties agree to execute the appropriate forms under the Excise Tax Act (Canada) to permit the parties to self assess without the necessity of remitting GST otherwise payable hereunder. Each of the Vendor and TOIPC represents and warrants that at Closing it will be a registrant under the Excise Tax Act.


XVII.    Release of Guarantees

Legacy and TOIPC covenant and agree not to renew the existing first mortgage on the Property without obtaining the release of (a) the personal guarantee thereof provided by Anthony Heller, and (b) all corporate guarantees provided by the Vendor and/or any of its affiliates.


XVIII.   Applicable Laws

The laws of Ontario shall apply to those matters affecting the Property, the Vendor, Kennedy and/or TOIPC. All other matters shall be governed by the Delaware Corporate Statutes and the Laws of the United States of America.

XIX.     Further Assurances

Except as otherwise expressed herein to the contrary, each party shall, without receiving additional consideration therefor, co-operate with and take such additional action as may be requested by the other party, acting reasonably, in order to carry out the purpose and intent of this Agreement.


LEGACY SOFTWARE, INC.


Per:________________________________

         Name:    Eugene A. Rosov
         Title:   President and CEO

I have authority to bind the Corporation




The undersigned hereby agree to the foregoing this 29th day of January, 1999.


HELMSBRIDGE HOLDINGS LIMITED


Per:________________________________

         Name:      Anthony Heller
         Title:     President

I have authority to bind the Corporation



KENNEDY COMMERCIAL CORP.


Per:________________________________

         Name:      Anthony Heller
         Title:     President

I have authority to bind the Corporation


The undersigned agrees to be bound by the foregoing this 29th day of January, 1999.



THE ONTARIO INTERNATIONAL
PROPERTY CORPORATION


Per:_______________________________

         Name:      Bernard Gropper
         Title:     Director

I have authority to bind the Corporation

EXHIBIT B.         CERTIFICATE OF DESIGNATIONS OF PREFERRED STOCK
                   ----------------------------------------------



                         CERTIFICATE OF DESIGNATIONS OF
                                 PREFERRED STOCK

                                       OF

                             TALK VISUAL CORPORATION

                        Pursuant to Section 151(g) of the
                General Corporation Law of the State of Delaware
                ------------------------------------------------


                  The undersigned, Eugene A. Rosov, Chief Executive Officer of Talk Visual Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), on behalf of the Corporation and in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

                  That pursuant to the authority conferred upon the Board of Directors of the Corporation by Section (B) of Article IV of the Certificate of Incorporation of the Corporation, and in accordance with the provisions of
Section 151(g) of the General Corporation Law of the State of Delaware, on February 20, 1999, the Board of Directors of the Corporation authorized and designated 975,000 of the authorized shares of the Preferred Stock, $.001 U.S. par value, of the Corporation as Class A Preferred Stock, Series 1999-A and adopted the following resolution in connection therewith:

                  RESOLVED, that the Board of Directors of the Corporation, in accordance with Section 151(g) of the General Corporation Law of the State of Delaware and Section (B) of Article IV of the Corporation's Certificate of Incorporation, hereby authorizes and designates 975,000 shares of Preferred Stock, par value $.001 U.S. per share, as Class A Preferred Stock, Series 1999-A (the "Series 1999-A Preferred Stock"), which Series 1999-A Preferred Stock shall be described and limited as follows:

                  (a) Dividend Rights. From and after the issuance of the Series 1999-A Preferred Stock, the holders of outstanding Series 1999-A Preferred Stock shall be entitled to receive, and shall be paid, when and as declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at an annual rate of $0.095 U.S. per share (as such amount shall be appropriately adjusted for stock splits, stock dividends, subdivisions, combinations, or other similar events involving the Corporation and the Series 1999-A Preferred Stock), payable in arrears monthly, on the first day of each month, to stockholders of record on a date not more than 20 days prior to the date on which such cash dividends are payable, said dividends to commence accrual on the date of issuance of the applicable shares and to be paid in Canadian Dollars at a fixed exchange rate of $1.524 Cdn to $1.00 U.S. Such dividends shall be prior and in preference to any declaration of payment of any dividend on any class or series of capital stock of the Corporation, including without limitation, the Common Stock, $.001 U.S. par value (the "Common Stock"), of the Corporation. Such dividends in respect of the Series 1999-A Preferred Stock shall be cumulative and shall accrue whether or not declared by the Board of Directors. No cash dividends shall be paid with respect to any class or series of capital stock of the Corporation, including without limitation, the Common Stock, until all dividends accrued on any outstanding shares of the Series 1999-A Preferred Stock, whether or not declared, have been set apart and fully paid. No accumulation of dividends on the Series 1999-A Preferred Stock shall bear interest.

                  (b) Optional Redemption. (i) The Series 1999-A Preferred Stock shall be redeemable, at any time and from time to time, in whole or in part, on a pro rata basis at the option of the Corporation (upon the notice and otherwise in the manner set forth in subsection (ii) of this Section (b)) at the price of $1.15 U.S. per share (as such amount shall be appropriately adjusted for stock splits, stock dividends, subdivisions, combinations or other similar events involving the Corporation and the Series 1999-A Preferred Stock), plus any and all accrued and unpaid cumulative dividends thereon (whether or not declared) to the date of redemption (such amount to be paid in Canadian Dollars at a fixed exchange rate of $1.524 Cdn to $1.00 U.S.).

                           (ii)   Notice   of   any   proposed   redemption   (a
"Redemption Notice") of shares of Series 1999-A Preferred Stock pursuant to subparagraph (i) above shall be given by the Corporation by mailing a copy of such notice not less than 20 and not more than 60 days prior to the date fixed for such redemption to the holders of record of the shares of Series 1999-A Preferred Stock to be redeemed at their respective addresses appearing on the books of the Corporation. Said notice shall state the number of the shares that are being called for redemption and shall specify the redemption price and place at which and the date on which (the "Redemption Date") the shares of Series 1999-A Preferred Stock will be redeemed. From and after the date fixed in any such notice as the date of redemption of shares of Series 1999-A Preferred Stock, unless default shall be made by the Corporation in providing monies at the time and place specified for the payment of the redemption price pursuant to such notice, any and all dividends payable in accordance with Section (a) hereof on the Series 1999-A Preferred Stock thereby called for redemption shall cease to accrue and, except as provided in subsection (iii) of this Section (b), all rights of the holders thereof as shareholders of the Corporation, except the right to receive the redemption price, shall cease and terminate. All shares of Series 1999-A Preferred Stock which shall have been redeemed, purchased or otherwise acquired by the Corporation, shall be cancelled and shall not be reissued as shares of Series 1999-A Preferred Stock.

                           (iii)  Notwithstanding  the giving of any  Redemption
Notice by the Corporation in accordance with subsections (i) and (ii) of this Section (b), the holders of the shares of Series 1999-A Preferred Stock shall have the right to convert all or any part of the shares of Series 1999-A Preferred Stock subject to such Redemption Notice in accordance with Section (d) hereof and any shares of Series 1999-A Preferred Stock so converted shall cease to be subject to such Redemption Notice; provided, however, that any conversion of shares pursuant to this subsection (iii) shall occur on or before the fifth day prior to the Redemption Date specified in such Redemption Notice or else such shares shall remain subject to such Redemption Notice and shall be redeemed in accordance with subsections (i) and (ii) of this Section (b).

                  (c) Liquidation Rights. In the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series 1999-A Preferred Stock, by reason of their ownership thereof, shall be entitled to receive in exchange for and in redemption of each share of Series 1999-A Preferred Stock held, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any class or series of capital stock of the Corporation, including without limitation, the Common Stock, an amount equal to the sum of (x) $1.00 U.S. per share (as such amount shall be appropriately adjusted for stock splits, stock dividends or other similar events involving the Corporation and the Series 1999-A Preferred Stock, the "Stated Value") held plus (y) all accrued but unpaid dividends, whether or not declared, on each such share (such amount to be paid in Canadian Dollars at a fixed exchange rate of $1.524 Cdn to $1.00 U.S.). All of the preferential amounts to be paid to the holders of the Series 1999-A Preferred Stock under this Section (c) shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets or surplus funds of the Corporation to, the holders of any other class or series of capital stock of the Corporation including without limitation, the Common Stock of the Corporation, in connection with such liquidation, dissolution or winding up, whether voluntary or involuntary. If the assets or surplus funds to be distributed to the holders of the Series 1999-A Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Series 1999-A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive. After the payment or distribution to the holders of the Series 1999-A Preferred Stock of the full preferential amounts aforesaid, the holders of the Common Stock then outstanding shall be entitled to receive ratably all the remaining assets of the Corporation.

                  (d) Conversion. Each holder of shares of the Series 1999-A Preferred Stock shall have conversion rights as follows:

                           (i)      Right to  Convert.  Each share of the Series
1999-A Preferred Stock shall be convertible, at the option of the holder thereof, at any time (except as otherwise provided in Section (b)(iii) hereof) and from time to time, prior to February 24, 2002 at the office of the Corporation or any transfer agent for the Series 1999-A Preferred Stock or Common Stock of which such holder has been given written notice by the Corporation, into a number of fully paid and nonassessable shares of Common Stock determined by dividing the Stated Value by a conversion price equal to the lesser of (x) $3.25 U.S. (as such amount shall be appropriately adjusted for stock splits, stock dividends, subdivisions, combinations or other similar events involving the Corporation and the Common Stock) or (y) the average of the lowest three day closing bid prices for the Common Stock as reported by the NASDAQ SmallCap Market, or such other quotation system or national securities exchange on which the Common Stock is listed or admitted to trading (or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quotation system, in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose), during the 25 trading days prior to the conversion date (such average closing bid price shall be calculated with reference to the three days with the lowest closing bid price, whether or not consecutive, during such 25 trading day period).

                          (ii)      Mechanics  of  Conversion.  The right of the
holders of Series  1999-A  Preferred  Stock to  convert  their  shares  shall be exercised by delivering (which may be done by facsimile transmission) a Conversion Notice to the Corporation or any transfer agent for the Series 1999-A Preferred Stock or the Common Stock. If a holder of the Series 1999-A Preferred Stock elects to convert any shares of Series 1999-A Preferred Stock, such holder shall not be required to physically surrender the certificates(s) representing such shares of Series 1999-A Preferred Stock to the Corporation unless all of the shares of Series 1999-A Preferred Stock represented thereby are so converted. Each holder of shares of Series 1999-A Preferred Stock and the Corporation shall maintain records showing the number of shares so converted and the dates of such conversions or shall use such other method, satisfactory to such holder and the Corporation, so as to not require physical surrender of such certificates upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any shares of Series 1999-A Preferred Stock evidenced by a particular certificate therefor are converted as aforesaid, the holder of Series 1999-A Preferred Stock may not transfer the certificate(s) representing such shares of Series 1999-A Preferred Stock unless such holder first physically surrenders such certificate(s) to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such holder of shares of Series 1999-A Preferred Stock new certificate(s) of like tenor, registered as such holder of shares of Series 1999-A Preferred Stock (upon payment by such holder of shares of Series 1999-A Preferred Stock of any applicable transfer taxes) may request, representing in the aggregate the remaining number of shares of Series 1999-A Preferred Stock represented by such certificates(s). Each holder of shares of Series 1999-A Preferred Stock, by acceptance of a certificate for such shares, acknowledges and agrees that (1) by reason of the provisions of this paragraph, following conversion of any shares of Series 1999-A Preferred Stock represented by such certificate, the number of shares of Series 1999-A Preferred Stock represented by such certificate may be less than the number of shares stated on such certificate and (2) the Corporation may place a legend on the certificates for shares of Series 1999-A Preferred Stock which refers to or describes the provisions of this paragraph. No payment or adjustment shall be made upon conversion on account of any accrued dividends on the Series 1999-A Preferred Stock so converted or on the Common Stock issued upon conversion.



                         (iii)      Reorganizations, Mergers, Consolidations, or
Sales of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a stock split, stock dividend, subdivision, combination, or other similar events provided for elsewhere in this Section (d)) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person which is effected so that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series 1999-A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series 1999-A Preferred Stock, the number of shares of stock, securities or assets of the Corporation, of the successor corporation resulting from such merger or consolidation or sale, or of any other corporation as a result of such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section
(d) with respect to the rights of the holders of the Series 1999-A Preferred Stock after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section (d) (including adjustment of the conversion price then in effect) shall be applicable after that event as nearly equivalent as may be practicable.

                          (iv)      Reservation    of   Stock    Issuable   Upon
Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series 1999-A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series 1999-A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series 1999-A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (e) Protective Provisions. In addition to any other rights provided by law, so long as any Series 1999-A Preferred Stock shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than 51% of such outstanding shares of Series 1999-A Preferred Stock, amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws, as amended, or file any certificate of designations, preferences and rights of any series of Preferred Stock, par value $.001 U.S. per share, of the Corporation, if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, any Series 1999-A Preferred Stock. Nothing herein shall be deemed to restrict the Board of Directors from amending the terms hereof prior to the issuance of any Series 1999-A Preferred Stock.

(f) Notices. Any notice required by the provisions hereof to be given to the holders of shares of Series 1999-A Preferred Stock shall be deemed given if deposited in the United States Postal Service or Canadian Postal Service, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

(g) Voting Rights. Except as specifically provided in this Certificate of Designations or as otherwise required by applicable law, the shares of Series 1999-A Preferred Stock shall have no voting rights.

(h) Miscellaneous. The shares of Series 1999-A Preferred Stock shall not have any voting powers, designations, preferences, or relative, participating, optional or other special rights, qualifications, limitations or restrictions except as set forth in this Certificate of Designations or in the Certificate of Incorporation of the Corporation or as otherwise required by applicable law.

                  This designation was authorized by resolution duly adopted by the Board of Directors of the Corporation by unanimous written consent dated as of February 20, 1999.

                                      * * *

                  IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunder affixed and this Certificate of Designations to be signed by Eugene A. Rosov, its Chief Executive Officer, on the 24th day of February, 1999.




                                               ----------------------------
                                               Name: Eugene A. Rosov
                                               Title:    Chief Executive Officer




EXHIBIT C.                PROPERTY MANAGEMENT AGREEMENT
                          -----------------------------

                          PROPERTY MANAGEMENT AGREEMENT


This Agreement made effective the 24th day of February, 1999


BETWEEN:


                 THE ONTARIO INTERNATIONAL PROPERTY CORPORTATION
                                  (the "Owner")

                                                               OF THE FIRST PART

                                     - AND -

                            KENNEDY COMMERCIAL CORP.
                                 (the "Manager")

                                                              OF THE SECOND PART


WHEREAS the Owner is the registered owner of those lands and premises known municipally as 1261 Kennedy Road, Toronto, Ontario as more particularly set out in Schedule "A" attached hereto (the "Property");

AND WHEREAS the Owner desires the Manager to manage the Property and the Manager desires to do so, in accordance with the terms and conditions of this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the mutual covenants and agreements herein contained and other valuable consideration, the Owner appoints the Manager and the Manager hereby accepts appointment as the exclusive manager of the Property on the terms and conditions hereinafter set forth;

                                    ARTICLE I
                                      TERM

The term of this Agreement shall commence on the 24th day of February, 1999, and shall expire on February 24, 2002; provided however, the Owner or the Manager shall have the option of terminating this Agreement upon 30 days written notice delivered to the other party at any time during the term hereof.




                                   ARTICLE II
                               MANAGEMENT SERVICES

The Manager agrees to manage the Property on behalf of the Owner during the term of this Agreement in a faithful, diligent and honest manner and to enter into such contracts and agreements solely on behalf of the Owner as may be necessary in the performance of its duties hereunder. Without limiting the generality of the foregoing, the Manager shall perform the following specific duties, subject to the direction of the Owner:


         (a)      Rents

                  To collect and receive in trust for the Owner all monies payable pursuant to the leases entered into for the Property, which leases as are in existence on the date hereof are summarised in Schedule "B" (the "Leases") and to deposit the same forthwith in a separate account to be opened with a Canadian Chartered Bank or Trust Company and maintained by the Manager in the name of the. All such monies shall thereafter be held in trust by the Manager and be used:

                  (i)      Disbursements
                           -------------
                           to pay all accounts properly incurred by or on behalf of the Owner;

                  (ii)     Insurance
                           ---------
                           to arrange for and pay for insurance coverage and any appraisals in connection therewith required by the Owner acting as a prudent commercial landlord in the City of Toronto;

                  (iii)    General Maintenance & Repairs
                           -----------------------------
                           to repair and maintain or cause to be so repaired and maintained those parts of the Property which require repair and maintenance by the Owner in accordance with the provisions of the Leases, and, without limiting the generality of the foregoing, to arrange for the supply as may be required for electricity, water and other services, and to arrange, through use of employees and/or independent contractors as in each instance may seem the more desirable for the effective and economical operation, maintenance and repair of the Property and its equipment as may be required by the Owner or deemed desirable by the Manager or so as to comply with the enforcement of any regulations and requirements of which the Manager is notified by the governmental authorities having jurisdiction which affect the Property, and, without limiting the generality of the foregoing, such arrangements may include where applicable to the Property removal of litter, waste disposal, snow and ice removal, landscaping and grounds maintenance, fire protection servicing, exterior painting, alterations and any supervision and maintenance necessary in connection with the Property, and to maintain such employees and/or contractors on behalf of and at the expense of the Owner as may be required at all times promptly and efficiently to carry out the foregoing, and any other requirements and instructions of the Owner

         (b)      Insurance Claims
                  ----------------
                  To supervise insurance or other claims by or against the Owner and to see that the rights of the Owner in respect to such claims are protected including the filing of any notices of claim, but not including the adjusting of any loss.


         (c)      Employees at the Property
                  -------------------------
                  The Manager may hire, pay, supervise and discharge as may be necessary from time to time on the behalf of the Owner all persons for the proper operation and maintenance of the Property and its equipment. All salaries, taxes and other expenses payable on account of such employees shall be operating expenses of the Owner.


         (d)      Performance of Contracts by Suppliers
                  -------------------------------------
                  To use reasonable diligence to ensure that contracts and agreements between the Owner and its suppliers of services or materials are performed in accordance with their terms, and to inform the Owner in the event performance is considered by the Manager to be inadequate or contrary to the agreed terms, and where services are properly performed and/or materials provided in accordance with the contract or agreement, to take advantage of all discounts where possible by prompt payment of invoices.


         e)       Employee Records
                  ----------------
                  To maintain proper payroll records with respect to all persons engaged by the Manager to work at the Property and to make all payroll reports and returns required by law and to remit to the proper authorities all deductions and payments for income tax, unemployment insurance, Canada Pension Plan, Workers' Compensation, Employer Health Tax, and any other deductions or payments which may from time to time be applicable.




         (f)      General Authority
                  -----------------
                  Generally to do and perform and where desirable contract as agent for and in the name of the Owner for all things desirable or necessary for the proper and efficient management of the Property (including the giving of proper attention to any complaints and endeavouring as far as economical to reduce waste) and to perform every other act whatsoever in or about the Property to carry out the intent of this Agreement; provided, however, that the Manager shall not authorise any work, repairs, alterations or maintenance estimated to cost in excess of $10,000.00 for any one item without first obtaining the Owner's approval to proceed with such work, except for monthly or recurring operating charges. The Owner shall provide its approval or other direction to the Manager within fifteen (15) days of receipt of the Manager's request for approval. In the event the aforementioned approval or other direction is not provided within the said fifteen (15) day period, it shall be deemed that the Manager shall use its sole and absolute discretion. Provided that if, in the sole opinion of the Manager, there exists a situation which could cause personal injury or damage to the Property or the Corporation's equipment or contents or which could impair the value of the Owners' investment or which could cause the suspension of any service to the Owner at a time when the Owner or its representatives cannot be reasonably located for the purpose of giving approval for such work, or if failure to do such work might expose either the Owner or the Manager or both to the imposition of penalties, fines, imprisonment or any other liability, then the Manager is hereby authorised to proceed with such work as in its sole and absolute discretion it reasonably determines to be necessary. The Manager shall in the case of such situation report to the Owner as soon as possible. To this end the Owner hereby authorises the Manager, its agents or employees to enter any unit, with or without the consent of the Owner, or to effect such work or take such action which in its sole opinion, acting reasonably, it determines to be necessary.

         (g)      Work Schedules and Supervision
                  ------------------------------
                  To prepare work schedules, and to direct on a regular basis the activities of all persons employed or otherwise engaged to work at the Property, and to provide such supervision as may be reasonably necessary. Work performed by the tradesmen required from time to time at the Property, whether employees of the Manager or of a company not affiliated with the
                  Manager, shall be detailed on an official work sheet adequately verified, timed and authorised. Further log books for all major mechanical and electrical equipment shall be maintained in the equipment rooms indicating the nature and frequency of maintenance operations performed on the equipment.




         (h)      Materials, Equipment and Supplies
                  ---------------------------------
                  To purchase on behalf of the Owner such equipment, tools, appliances, materials and supplies as are necessary for the proper operation and maintenance of the Property. All such purchases and contracts shall be in the name of and at the expense of the Owner.


         (i)      Books and Records of the Owner
                  ------------------------------
                  To keep the Owner's books of account and retain full and proper records regarding all financial transactions involved in the management of the Property; to forward to the Owner monthly, a statement of receipt and disbursements summarising the transactions made during each preceding month; and to complete returns and remit to Revenue Canada on a quarterly basis in respect of the Owner's obligations to Revenue Canada for the payment of Goods and Services Tax.


         (j)      Approval of Invoices
                  --------------------
                  To make all disbursements properly incurred for and on behalf of the Owner, provided, however, that the approval of the Owner shall not be required in connection with any items of expense as to which the Manager has discretionary spending power pursuant to its general authority noted above. Copies of all invoices shall be provided to the Owner upon request.

                                   ARTICLE III
                              MANAGERS COMPENSATION

The Owner agrees to pay the Manager as compensation for its management services rendered under this Agreement an annual fee of FIVE THOUSAND U.S. DOLLARS ($5,000.00 USD), payable in equal monthly instalments in arrears. The conversion to be used shall be $1.52 CDN to $1.00 U.S. The Manager shall deduct its fees from the Rents collected for the Property.

ARTICLE IV
                           INDEMNIFICATION OF MANAGER

The Owner hereby indemnifies and saves the Manager completely free and harmless from any and all damages or injuries to persons or property, or claims, actions, obligations, liabilities, costs, expenses and fees by reason of any cause whatsoever when the Manager is carrying out the provisions of this Agreement or acting upon the direction of the Owner unless as a result of the negligence of the Manager or any of its employees, agents or contractors. This indemnity shall survive the termination of this Agreement.



                                    ARTICLE V
                        COMPREHENSIVE LIABILITY INSURANCE

The Owner agrees to take out or authorise the Manager to arrange for comprehensive liability insurance on the Property to a limit of not less than $5,000,000.00 inclusive, and further agrees that the Manager shall be named as an insured party along with the Owner as their interests may appear in each such policy, and each such policy shall provide protection against any claims for personal injury, death or property damage or loss for which either the Owner or the Manager might be held liable as a result of their respective obligations, and the Corporation further agrees that, if so requested, it shall provide the Manager with a Certificate of Insurance in respect of any such policy which shall include an undertaking that the insurer will provide the Manager with at least ten (10) days prior written notice of cancellation or any material change in the provisions of any such policy.



                                   ARTICLE VI
                                     NOTICES

Any notice required to be given by either party to the other shall be sufficiently given if delivered or sent by facsimile transmission or mailed by prepaid ordinary mail, addressed to the Owner:

c/o Bernard Gropper
Gropper, Greenwood
Barristers and Solicitors
224 Merton Street
Suite 300
Toronto, M4S 1A1

and to the Manager at:

3845 Bathurst Street
Suite 202
Toronto, M3H 3N2;

and any such notice shall be conclusively deemed to have been given and received at the time of its delivery or, in the event of notice given by mail, on the third (3rd) business day after the day of such mailing, provided that, if normal mail service is disrupted by reasons of strikes, walk-outs, slow-downs or other irregularities, so long as such disruptions exist, any notice required or permitted to be given hereunder shall be delivered personally or otherwise shall be deemed to be ineffective for all purposes hereof.

Either party may by notice in writing to the other designate another address to which notices mailed more than ten (10) days after the giving of such notices of change of address shall be addressed. The facsimile number for the Owner is (416 487-3002, and the facsimile number for the Manager is (416) 630-4626.

                                   ARTICLE VII
                              SUCCESSORS & ASSIGNS

This Agreement shall enure to the benefit of and be binding upon the respective successors and assigns of the parties hereto provided always that this Agreement may only be assigned with the express written consent of the Corporation.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and date first above written.


THE ONTARIO INTERNATIONAL
PROPERTY CORPORATION



Per:___________________________
         Bernard Gropper, Director

I have authority to bind the Corporation



KENNEDY COMMERCIAL CORP.



Per:___________________________
         Anthony Heller, President

I have the authority to bind the Corporation.


                                  SCHEDULE "A"


                           1261 KENNEDY ROAD, TORONTO
                                LEGAL DESCRIPTION






The whole of Lot 41, Registrar's Compiled Plan 9846, designated as Part 1 on Plan 64R-11718 City of Toronto
(formerly the City of Scarborough)

                               PIN 06301-0043 (LT)

                                  SCHEDULE "B"

                                SUMMARY OF LEASES
                           1261 KENNEDY ROAD, TORONTO



A.   Toronto Beds and Bedrooms Inc. c.o.b. as Waterbed & Futon Shoppe


Area:                      5,722 square feet  (being $15.00 net psf)

Term:                      July 1, 1994 to June 30, 1999

Current Rent:              $ 85,830.00 per annum

Additional Rent:           Lease is net to the Landlord, with Tenant responsible
                           for  all   taxes,   operating   costs,   maintenance,
                           insurance and utilities

Use Restrictions:          For the retail sale of waterbeds,  futonsand  bedroom
                           furniture


Lease Document: Lease dated July 1, 1994



B.   585080 Ontario Inc. c.o.b. as Telecity Electronics


Area:                      6,202 square feet

Term:                      May 15, 1997 to February 28, 2001

Renewal: Option to renew for 5 years at rent to be agreed, provided that such rent shall not be less than the minimum rent for the final year of the current term

Current Rent:              $ 74,424.00 per annum (being $12.00 net psf), with an
                           abatement of $1,472.98 ($2.85 psf) until February 28,
                           1999

Additional Rent:           Lease is net to the Landlord, with Tenant responsible
                           for  all   taxes,   operating   costs,   maintenance,
                           insurance and utilities

Use Restrictions:          For  the  retail   sale  of   electronic   items  and
                           accessories

Lease Document:            Agreement to Lease dated May 14, 1997

C.   Curtainview Distributors and Manufacturers Inc. c.o.b. as Crazy Joe's


Area:                      5,994 square feet

Term:                      April 5, 1993 to January 31, 2000

Renewal:                   Option to renew for 5 years at rent to be agreed upon

Current Rent:              $ 77,927.20 per annum  (being $13.00 net psf)

Additional Rent:           Lease is net to the Landlord, with Tenant responsible
                           for  all   taxes,   operating   costs,   maintenance,
                           insurance and utilities

Use Restrictions:          For the retail sale of draperies,  window  coverings,
                           bed linens, towels and shower curtains

Lease Document:            Lease dated April 5, 1993



D.   Unigraph Inc.  c.o.b. as  Unigraph on Kennedy


Area:                      4,744 square feet

Term:                      January 15, 1999 to January 31, 2000

Renewal:                   Option to renew for 5 years at rent to be agreed upon

Current Rent               $ 47,440.00  per annum (being  $10.00 net psf),  with
                           three months gross rent free at commencement

Additional Rent:           Lease is net to the Landlord, with Tenant responsible
                           for  all   taxes,   operating   costs,   maintenance,
                           insurance and utilities

Use Restrictions:          Printing,  graphics,  copying, sign making, retailing
                           of computers and office supplies

Lease Document:            Agreement to Lease dated January 7, 1999